Exhibit 10.15
SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of December 29, 2023, by and among MATRIX SERVICE COMPANY, a Delaware corporation (“Matrix”), MATRIX SERVICE INC., an Oklahoma corporation (“Matrix Service”), MATRIX PDM ENGINEERING, INC., a Delaware corporation (“Matrix PDM Engineering”), MATRIX NORTH AMERICAN CONSTRUCTION, INC., an Oklahoma corporation (“Matrix Oklahoma”), together with each other Person from time to time a “US Borrower” thereunder (together with Matrix, Matrix Service, Matrix PDM Engineering and Matrix Oklahoma, each individually, a “US Borrower” and collectively, “US Borrowers), MATRIX SERVICE CANADA ULC, an Alberta unlimited liability corporation (“Matrix ULC”), MATRIX SME CANADA ULC, a Nova Scotia unlimited company (“Matrix SME Canada”), MATRIX NORTH AMERICAN CONSTRUCTION LTD., an Ontario corporation (“Matrix North America”), together with each other Person from time to time a “Canadian Borrower” thereunder (together with Matrix ULC, Matrix SME Canada and Matrix North America, each a “Canadian Borrower” and collectively, “Canadian Borrowers” and together with US Borrowers, each individually, as a “Borrower” and collectively, “Borrowers”), MATRIX SERVICE INTERNATIONAL, LLC, a Delaware limited liability company (“Matrix Service International”), MATRIX INTERNATIONAL ENGINEERING, LLP, a Delaware limited liability partnership (“Matrix International Engineering”), MATRIX APPLIED TECHNOLOGIES, INC., a Delaware corporation (“Matrix Applied”), MSI FEDERAL CONTRACTING, LLC, a Delaware limited liability company (“MSI”), MATRIX PDM, LLC, an Oklahoma limited liability company (“Matrix PDM”), MATRIX PDM ENGINEERING LTD., a Nova Scotia company limited by shares (“Matrix PDM Canada”), MATRIX NORTH AMERICAN CONSTRUCTION, LLC, a Delaware limited liability company (“Matrix Delaware”), MATRIX SME CANADA, INC., a Delaware corporation (“Matrix SME Delaware”), and together with each other Person from time to time a “Guarantor” thereunder (together with Matrix Service International, Matrix International Engineering, Matrix Applied, MSI, Matrix PDM, Matrix PDM Canada, Matrix Delaware and Matrix SME Delaware, each individually, a “Guarantor” and collectively, “Guarantors”), the Lenders party hereto, and BANK OF MONTREAL, as administrative agent for the Lenders (in such capacity, “Agent”).
RECITALS:
    WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of September 9, 2021, by and among the Borrowers, the other Loan Parties party thereto, the lenders from time to time party thereto (the “Lenders”), and Agent (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein being used herein as therein defined); and
WHEREAS, the Borrowers have requested and Agent and the Lenders have agreed, subject to the terms and conditions of this Amendment, to make certain amendments to the Credit Agreement as provided for herein.
    NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
SECTION 1.Amendments to the Credit Agreement. Effective as of the Second Amendment Effective Date, Section 1.01 of the Credit Agreement is hereby amended as follows:
(a)The following definition of “Reset Date” is hereby added in the appropriate alphabetical order:
    “Reset Date” means January 1, 2024, or if consented to (in writing) by the Administrative Agent at its sole option, the date of the most recent Equipment appraisal received and approved by the Administrative Agent.
(b)The definition of “NOLV” is amended and restated to read in its entirety as follows:
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    “NOLV” means, with respect to the Borrowers’ Equipment, the net orderly liquidation value of such Equipment, (a percentage of the Cost of such Equipment) that might be realized at an orderly, negotiated sale held within a reasonable period of time, net of all liquidation expenses, as determined from time to time by reference to the most recent appraisal received by the Administrative Agent conducted by an independent appraiser engaged by the Administrative Agent; provided that on the first day of each calendar month (commencing with the calendar month in which the most recent Reset Date occurred), the NOLV that is otherwise determined above for any particular Equipment shall be reduced on a straight-line basis, which reduction shall be calculated by (1) first dividing such NOLV by 84 and (2) next multiplying that quotient by the number of full calendar months that have been completed after the Reset Date.
SECTION 2.No Waiver. Nothing in this Amendment shall directly or indirectly whatsoever either: (i) be construed as a waiver of any covenant or provision of the Credit Agreement, any other Loan Document, or any other contract or instrument by or among any Loan Party and the Agent and/or the Secured Parties, (ii) impair, prejudice or otherwise adversely affect any right of the Agent or the Secured Parties at any time to exercise any right, privilege or remedy in connection with the Credit Agreement, any other Loan Document or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of the Loan Parties or any right, privilege or remedy of the Agent or the Lenders under the Credit Agreement, any other Loan Document or any other contract or instrument by or among any Loan Party and the Agent and/or the Secured Parties or constitute any consent by the Agent or the Lenders to any prior, existing or future violations of the Credit Agreement or any other Loan Document.
SECTION 3.Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to the Agent (the first date upon which all such conditions have been satisfied being herein called the “Second Amendment Effective Date”):
(a)The Agent shall have received this Amendment, duly executed by the Loan Parties, satisfactory in form and substance to the Agent.
(b)The representations and warranties contained in this Amendment shall be true and correct in all respects.
(c)The Loan Parties shall have paid (x) to Agent an amendment fee in an aggregate amount equal to $20,000 (the “Amendment Fee”), which Amendment Fee shall be fully earned and due and payable on the Second Amendment Effective Date and (y) all other fees, costs and expenses (including, without limitation, all legal fees and expenses of Holland & Knight LLP) of the Agent as set forth in Section 8 hereof.
The Loan Parties shall be deemed to represent and warrant to the Agent and the Lenders that the foregoing conditions have been satisfied upon the release of its signatures to this Amendment.
SECTION 4.Ratifications and Further Assurances.
(a)The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Loan Parties, the Agent and the Lenders agree that the Credit Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.
(b)Each Loan Party confirms that all of its obligations under the Loan Documents are in full force and effect and are performable in accordance with their respective terms without setoff, defense, counter-claim or claims in recoupment. Each Loan Party further confirms that the term “Obligations”, as used in the Credit Agreement, shall include all Obligations of the Loan Parties under the Credit Agreement, any promissory notes issued under the Credit Agreement and each other Loan Document.

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SECTION 5.Representations and Warranties. Each Loan Party hereby represents and warrants to the Agent and the Lenders that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith by such Loan Party have been authorized by all requisite organizational action on the part of such Loan Party and will not violate the organizational or governing documents of such Loan Party; (b) before and after giving effect to this Amendment, the representations and warranties contained in Article VI of the Credit Agreement and in the other Loan Documents, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects (or in all respects if qualified by materiality) on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or in all respects if qualified by materiality) as of such earlier date, and for the purposes of this Amendment, the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement; (c) after giving effect to this Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing; (d) such Loan Party is in compliance with all covenants and agreements contained in the Credit Agreement and the other Loan Documents, as applicable, as amended hereby; and (e) such Loan Party has not amended its organizational or governing documents since the date of execution of the Credit Agreement other than as has been previously disclosed and delivered to the Agent.
SECTION 6.Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or any Lender or any closing shall affect the representations and warranties or the right of the Agent and the Lenders to rely upon them.
SECTION 7.Reference to Credit Agreement. Each of the Credit Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby, and any reference in the Credit Agreement and such other Loan Documents to any other Loan Document amended by the provisions of this Amendment shall mean a reference to such other Loan Documents, as amended hereby.
SECTION 8.Expenses. As provided in the Credit Agreement, the Loan Parties agree to pay on demand all reasonable costs and out-of-pocket expenses incurred by the Agent and the Lenders in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable fees and expenses of the Agent’s and the Lenders’ respective legal counsel, and all reasonable costs and out-of-pocket expenses incurred by the Agent and the Lenders in connection with the enforcement or preservation of any rights under the Credit Agreement, as modified hereby, or any other Loan Documents, including, without, limitation, the reasonable fees and expenses of the Agent’s and the Lenders’ respective legal counsel and consultants retained by the Agent and the Lenders or retained by the Agent’s and the Lenders’ legal counsel.
SECTION 9.Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. Furthermore, in lieu of such invalid or unenforceable provision there shall be added as a part of this Amendment a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.
SECTION 10.Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, the Lenders, and the Loan Parties and their respective successors and assigns, except that no Loan Party may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent.

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SECTION 11.Counterparts. This Amendment may be executed in one or more counterparts (including via electronic transmission), each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
SECTION 12.Effect of Waiver. No consent or waiver, express or implied, by the Agent and the Lenders to or for any breach of or deviation from any covenant or condition by any Loan Party shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.
SECTION 13.Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
SECTION 14.Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in and shall be governed by and construed in accordance with the laws of the State of New York.
SECTION 15.Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE LOAN PARTIES AND THE AGENT.
SECTION 16.Release. BORROWERS AND GUARANTORS HEREBY ACKNOWLEDGE THAT THEY HAVE NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT OR ANY SECURED PARTY. BORROWERS AND GUARANTORS HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE AGENT AND EACH SECURED PARTY AND THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES (INCLUDING ALL STRICT LIABILITIES) WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH BORROWERS AND GUARANTORS MAY NOW OR HEREAFTER HAVE AGAINST AGENT, EACH SECURED PARTY OR THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.
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IN WITNESS WHEREOF, this Amendment has been executed on the date first written above, to be effective as the respective date set forth above.
AGENT

BANK OF MONTREAL

By: /s/ Daniel Duffy
Name: Daniel Duffy
Title: Director

LENDERS

BANK OF MONTREAL

By: /s/ Daniel Duffy
Name: Daniel Duffy
    Title: Director

BANK OF MONTREAL

By: /s/ Helen Alvarez-Hernandez
Name: Helen Alvarez-Hernandez
Title: Managing Director

Signature Page to
Second Amendment to Credit Agreement

BORROWERS:

MATRIX SERVICE COMPANY,
a Delaware corporation

By: /s/ Kevin S. Cavanah
Name: Kevin S. Cavanah
Title: Chief Financial Officer

MATRIX SERVICE INC.,
an Oklahoma corporation

By: /s/ Kevin S. Cavanah
Name: Kevin S. Cavanah
Title: Chief Financial Officer

MATRIX PDM ENGINEERING, INC.,
an Delaware corporation

By: /s/ Kevin S. Cavanah
Name: Kevin S. Cavanah
Title: Chief Financial Officer

MATRIX NORTH AMERICAN CONSTRUCTION, INC.,
an Oklahoma corporation

By: /s/ Kevin S. Cavanah
Name: Kevin S. Cavanah
Title: Chief Financial Officer

Signature Page to
Second Amendment to Credit Agreement

MATRIX SERVICE CANADA ULC,
an Alberta unlimited liability corporation
By: /s/ Kevin S. Cavanah
Name: Kevin S. Cavanah
Title: Chief Financial Officer

MATRIX SME CANADA ULC,
a Nova Scotia unlimited company
By: /s/ Kevin S. Cavanah
Name: Kevin S. Cavanah
Title: Chief Financial Officer

MATRIX NORTH AMERICAN CONSTRUCTION LTD.,
an Ontario corporation
By: /s/ Kevin S. Cavanah
Name: Kevin S. Cavanah
Title: Chief Financial Officer

Signature Page to
Second Amendment to Credit Agreement

GUARANTORS:

MATRIX SERVICE INTERNATIONAL, LLC, a Delaware limited liability company

By: /s/ Kevin S. Cavanah
Name: Kevin S. Cavanah
Title: Chief Financial Officer

MATRIX INTERNATIONAL ENGINEERING, LLP,
a Delaware limited liability partnership

By: /s/ Kevin S. Cavanah
Name: Kevin S. Cavanah
Title: Chief Financial Officer

MATRIX APPLIED TECHNOLOGIES, INC.,
a Delaware corporation

By: /s/ Kevin S. Cavanah
Name: Kevin S. Cavanah
Title: Chief Financial Officer

MSI FEDERAL CONTRACTING, LLC,
a Delaware limited liability company

By: /s/ Kevin S. Cavanah
Name: Kevin S. Cavanah
Title: Chief Financial Officer

MATRIX PDM, LLC,
an Oklahoma limited liability company

By: /s/ Kevin S. Cavanah
Name: Kevin S. Cavanah
Title: Chief Financial Officer

Signature Page to
Second Amendment to Credit Agreement

MATRIX PDM ENGINEERING LTD.,
a Nova Scotia company limited by shares

By: /s/ Kevin S. Cavanah
Name: Kevin S. Cavanah
Title: Chief Financial Officer

MATRIX NORTH AMERICAN CONSTRUCTION, LLC,
a Delaware limited liability company

By: /s/ Kevin S. Cavanah
Name: Kevin S. Cavanah
Title: Chief Financial Officer

MATRIX SME CANADA, INC.
a Delaware corporation

By: /s/ Kevin S. Cavanah
Name: Kevin S. Cavanah
Title: Chief Financial Officer

Signature Page to
Second Amendment to Credit Agreement